Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL
OFFICER OF GENERAL PARTNER OF HILAND HOLDINGS GP, LP
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the report on Form 10-Q for the three and nine months ended September 30, 2009 of Hiland Holdings GP, LP (the “Company”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew S. Harrison, Chief Financial Officer, Vice President-Finance and Secretary of Hiland Partners GP Holdings, LLC, the general partner of the Company, hereby certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer, Vice President-Finance
and Secretary

Date: November 9, 2009